                                             SEMIANNUAL REPORT  |  June 30, 2002


                                                                      The Strong

                                                             International Stock

                                                                         Fund II



                              [PHOTO APPEARS HERE]


Table of Contents


Investment Review

          Strong International Stock Fund II ................   2

Financial Information

          Schedule of Investments in Securities
               Strong International Stock Fund II ...........   4
          Statement of Assets and Liabilities ...............   6
          Statement of Operations ...........................   7
          Statements of Changes in Net Assets ...............   8
          Notes to Financial Statements .....................   9

Financial Highlights ........................................  12

Directors and Officers ......................................  13





                                                                   [STRONG LOGO]

Strong International Stock Fund II
================================================================================

Effective April 6, 2001, the Fund was closed to new participation agreements for shareholder servicing.

Your Fund's Approach

The Strong International Stock Fund II seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks from any foreign company, which may include stocks from companies in emerging markets. The management seeks to meet the Fund's objective by applying a multidimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.


                   Growth of an Assumed $10,000 Investment+
                            From 10-20-95 to 6-30-02

                              [CHART APPEARS HERE]

                 The Strong                            Lipper
                International        MSCI EAFE      International
                Stock Fund II        Index*         Funds Index*
                -------------        ---------      -------------
Sep 95            $10,000             $10,000          $10,000
Dec 95            $10,261             $10,491          $10,321
Jun 96            $11,642             $10,965          $11,215
Dec 96            $11,327             $11,126          $11,810
Jun 97            $12,307             $12,373          $13,457
Dec 97            $ 9,795             $11,324          $12,666
Jun 98            $10,464             $13,127          $14,668
Dec 98            $ 9,327             $13,588          $14,269
Jun 99            $10,378             $14,127          $15,254
Dec 99            $17,461             $17,252          $19,668
Jun 00            $15,381             $16,551          $18,860
Dec 00            $10,560             $14,808          $16,773
Jun 01            $ 9,084             $12,644          $14,671
Dec 01            $ 8,222             $11,633          $13,531
Jun 02            $ 7,734             $11,444          $13,601



+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East
  Index ("MSCI EAFE Index") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of October 1995.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: Market action in the first half of 2002 reflected the impact of competing forces. Increasing signs of global economic recovery at times helped markets to move upward, while at other times deflationary pressures, accounting scandals, credit-quality deterioration, and threats of terrorism and military action in global hot spots served to move them down. The results were significant volatility, a contraction in valuations, and a wide disparity in performance across countries, regions, and economic sectors.

     Data released over the six months indicated a pickup in global economic activity; these numbers included improved industrial production trends and strong retail sales. However, overcapacity in industries ranging from cellular telephones to pharmaceuticals kept a lid on price increases and continued to pressure profit margins. As a result, employment conditions deteriorated, capital spending programs remained subdued, and earnings in the first half disappointed investors. Notably, the major central banks did not raise interest rates, apparently recognizing the muted nature of the global recovery.

     In those countries where investors' expectations had been low going into the year, stocks performed well. These included Japan, the smaller markets of Asia, and the emerging markets of eastern Europe, all of which posted impressive gains in the period. Global sector performance reflected both the boost in economic activity as well as a preference for stocks with defensive qualities, with positive returns from materials, energy, and consumer-staples stocks. The weakest sectors in the period were technology and telecommunications services.

     Currency movements also played a significant role in performance over the six months. After being weak in the first part of the year, the euro, the Japanese yen, and the British pound all strengthened considerably in the June quarter, aiding the returns of international markets relative to the U.S. The euro was particularly strong, climbing nearly 14% against the U.S. dollar.

Q:   How did your Fund perform?

A: For the six months ended June 30, 2002, the Fund underperformed its benchmark, the MSCI EAFE Index. The Fund's conservative positioning, with emphasis on such sectors as consumer staples, energy, and utilities, was beneficial in a difficult market environment. Nevertheless, several stocks across a variety of sectors and countries delivered weak performance in the period.

     Despite declining on a year-to-date basis, the MSCI EAFE Index outpaced the S&P 500 Index and Nasdaq Composite for the six-month period. Emerging markets, in particular, continued to build on the strength of their 2001 performance, although economic and political risks remained high in specific countries and regions, such as Argentina and the Middle East. About 8% of the Fund's assets were invested in emerging markets at the end of the period.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Entering 2002, we held the view that the anticipated global recovery would be subdued. To that end, the Fund emphasized companies with relative pricing power, sound cost management, and defensive qualities, such as solid cash flows. Examples included consumer discretionary and industrial stocks. We underweighted information technology, telecommunications services, and healthcare stocks compared to the MSCI EAFE Index.

     Stock selection and currency allocation were the two main sources of underperformance in the period. For example, despite a small relative exposure to healthcare versus the MSCI EAFE Index, the Fund's performance was hurt by negative events involving specific holdings. Also, the Fund was underweighted versus the MSCI EAFE Index in countries that benefited from currency strength in the period, including Japan, the U.K., and the euro block.

Q:   What is your future outlook?

A: We believe there are sound reasons for European and Asian stock markets to continue to outpace the U.S. over the next few years. Neither of these regions experienced the excesses of consumer spending, corporate debt levels, and stock valuations that characterized the U.S. economy and market over the past several years. In addition, improving consumer demand within Asia and Europe could help drive regional growth, as we believe further work on streamlining corporate structures should bolster profitability. Over the short term, however, we believe international markets are likely to be influenced by economic and market trends emanating from the U.S.

     Thank you for your investment in the Strong International Stock Fund II. We appreciate your continued support.


     Stacey Ho
     Portfolio Co-Manager

     Katherine Schapiro
     Portfolio Co-Manager



Average Annual Total Returns/1/
As of 6-30-02

-----------------------------------------------

          1-year                        -14.86%

          3-year                         -9.34%

          5-year                         -8.87%

          Since Fund Inception           -3.76%
          (10-20-95)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The Fund's returns include the effect of deducting Fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing the performance quoted.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

 * The MSCI EAFE Index is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE Index data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE Index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                       STRONG INTERNATIONAL STOCK FUND II

                                                     Shares or
                                                     Principal           Value
                                                      Amount            (Note 2)
--------------------------------------------------------------------------------
Common Stocks 81.0%
Australia 2.2%
BHP Billiton, Ltd.                                     67,000        $   388,733
Foster's Group, Ltd.                                  127,000            337,665
                                                                     -----------
                                                                         726,398
Belgium 2.5%
Fortis                                                 20,000            429,741
Interbrew                                              14,000            403,358
                                                                     -----------
                                                                         833,099
Brazil 0.4%
Companhia Vale do Rio Doce Sponsored ADR (b)            4,200            116,214

Canada 2.7%
Encana Corporation                                     18,592            560,812
TransCanada PipeLines, Ltd.                            22,000            335,795
                                                                     -----------
                                                                         896,607
Denmark 1.0%
Danske Bank A/S                                        18,000            332,839

France 9.8%
Accor SA                                               10,000            407,045
BNP Paribas SA (b)                                      6,000            333,010
Groupe Danone                                           4,400            607,029
Suez SA                                                18,200            487,027
Thales SA                                              15,500            660,568
TotalFinaElf SA                                         4,500            733,216
                                                                     -----------
                                                                       3,227,895
Germany 7.0%
Adidas-Salomon AG                                       6,800            559,377
Allianz AG                                              1,500            301,195
E.On AG                                                13,700            801,242
Muenchener Rueckversicherungs-Gesellschaft AG           2,000            474,737
Schering AG                                             2,800            175,801
                                                                     -----------
                                                                       2,312,352
Hong Kong 3.2%
China Mobile, Ltd. Sponsored ADR (b)                   20,000            292,400
HSBC Holdings PLC                                      14,300            164,085
Hutchison Whampoa, Ltd.,                               39,000            291,254
Swire Pacific, Ltd. `A Shares'                         60,000            306,927
                                                                     -----------
                                                                       1,054,666
Ireland 1.4%
Ryanair Holdings PLC ADR (b)                           13,000            453,323

Italy 3.8%
Credito Italiano SA                                    64,000            290,511
ENI Spa                                                38,900            622,258
Parmalat Finanziaria Spa                              114,000            349,125
                                                                     -----------
                                                                       1,261,894
Japan 14.0%
Asahi Breweries, Ltd.                                  35,000            293,766
Canon, Inc.                                            12,000            454,895
East Japan Railway Company                                 70            328,619
Fuji Photo Film                                        11,000            356,234
Hitachi, Ltd.                                          46,000            298,326
Honda Motor Company, Ltd.                               4,500            183,013
Mitsubishi Heavy Industries, Ltd.                     140,000            425,272
NTT DoCoMo, Inc.                                           92            227,113
SECOM Company, Ltd.                                     8,000            393,640
Seven-Eleven Japan Company, Ltd.                       10,000            394,979
Sony Corporation                                        5,200            275,448
Tokyo Gas Company, Ltd.                               110,000            306,527
Toppan Printing Company, Ltd.                          32,000            333,657
Toyota Motor Corporation                               13,000            345,941
                                                                     -----------
                                                                       4,617,430
Mexico 2.8%
America Movil SA de CV                                200,000            135,883
Telefonos de Mexico SA de CV                          230,000            370,408
Wal-Mart de Mexico SA de CV                           145,000            406,467
                                                                     -----------
                                                                         912,758
Netherlands 4.1%
Koninklijke Philips Electronics NV Sponsored
  ADR - New York Registry Shares                       11,000            303,600
Royal Dutch Petroleum Company                           9,000            497,430
STMicroelectronics NV                                   6,300            157,659
STMicroelectronics NV - New York Registry Shares        3,000             72,990
Wolters Kluwer NV                                      16,300            310,498
                                                                     -----------
                                                                       1,342,177
South Korea 1.8%
KT Corporation Sponsored ADR                           14,000            303,100
Kookmin Bank Sponsored ADR                              5,600            275,240
                                                                     -----------
                                                                         578,340
Spain 1.8%
ACS, Actividades de Construccion y Servicios SA         4,500            145,394
Banco Santander Central Hispano SA                     28,000            223,116
Banco Santander Central Hispano SA
  Sponsored ADR                                        13,100            102,049
Telefonica SA (b)                                       1,126              9,486
Telefonica SA Sponsored ADR (b)                         4,683            116,373
                                                                     -----------
                                                                         596,418
Sweden 2.2%
Autoliv, Inc.                                          25,800            631,048
Ericsson (LM) Telephone Company ADR
  `B Shares' (b)                                       74,000            106,560
                                                                     -----------
                                                                         737,608
Switzerland 5.4%
Julius Baer Holding, Ltd.                               1,100            317,436
Nestle SA                                               2,525            591,451
Novartis AG Sponsored ADR                              10,400            455,832
Swiss Reinsurance                                       4,000            392,872
                                                                     -----------
                                                                       1,757,591
Taiwan 0.9%
ASE Test, Ltd. (b)                                     31,000            300,700

United Kingdom 14.0%
Amvescap PLC                                           21,500            175,950
Anglo American PLC                                     20,600            344,109
BAE SYSTEMS PLC                                        67,800            347,759
BP PLC Sponsored ADR                                    9,000            454,410
Boots Company PLC                                      66,000            657,347
Compass Group PLC                                      84,500            514,924
Diageo PLC                                             53,500            697,906
GlaxoSmithKline PLC Sponsored ADR                       7,000            301,980
Lloyds TSB Group PLC                                   33,300            332,936
Royal Bank of Scotland PLC                             15,500            441,416
Tesco PLC                                              87,000            317,696
                                                                     -----------
                                                                       4,586,433
--------------------------------------------------------------------------------
Total Common Stocks (Cost $28,412,628)                                26,644,742
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 STRONG INTERNATIONAL STOCK FUND II (continued)

                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
-------------------------------------------------------------------------------
Short-Term Investments (a) 17.7%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
   Due 7/01/02 (Repurchase proceeds $2,000,318);
   Collateralized by: United States Government &
   Agency Issues (c)                                    $2,000,000  $ 2,000,000
State Street Bank (Dated 6/28/02), 1.50%,
   Due 7/01/02 (Repurchase proceeds $3,835,479);
   Collateralized by: United States Government &
   Agency Issues (c)                                     3,835,300    3,835,300
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,835,300)                        5,835,300
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments In Securities (Cost $34,247,928) 98.7%             32,480,042
Other Assets and Liabilities, Net 1.3%                                  428,283
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $32,908,325
===============================================================================


-------------------------------------------------------------------------------
LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.



Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                  Strong
                                                               International
                                                               Stock Fund II
                                                               -------------
Assets:
  Investments in Securities, at Value (Cost of $34,247,928)
    (Including Repurchase Agreements of $5,835,300)              $32,480,042
  Receivable for Securities Sold                                     340,142
  Interest and Dividends Receivable                                  103,807
  Other Assets                                                         2,663
                                                                 -----------
  Total Assets                                                    32,926,654

Accrued Operating Expenses and Other Liabilities                      18,329
                                                                 -----------
Net Assets                                                       $32,908,325
                                                                 ===========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $39,888,808
  Undistributed Net Investment Income                                192,234
  Accumulated Net Realized Loss                                   (5,410,542)
  Net Unrealized Depreciation                                     (1,762,175)
                                                                 -----------
  Net Assets                                                     $32,908,325
                                                                 ==========
Capital Shares Outstanding (Unlimited Number Authorized)           4,836,703

Net Asset Value Per Share                                              $6.80
                                                                       =====



                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
----------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                     Strong
                                                                  International
                                                                  Stock Fund II
                                                                  -------------
Income:
  Dividends (net of foreign withholding taxes of $41,706)         $  335,204
  Interest                                                            18,410
                                                                  ----------
  Total Income                                                       353,614

Expenses:
  Investment Advisory Fees                                           147,804
  Custodian Fees                                                       2,094
  Shareholder Servicing Costs                                         21,524
  Reports to Shareholders                                              6,601
  Other                                                               (4,893)
                                                                  ----------
  Total Expenses before Expense Offsets                              173,130
  Expense Offsets (Note 4)                                           (58,785)
                                                                  ----------
  Expenses, Net                                                      114,345
                                                                  ----------
Net Investment Income                                                239,269

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                   (3,457,080)
    Foreign Currencies                                                 2,777
                                                                  ----------
    Net Realized Loss                                             (3,454,303)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                    1,916,757
    Foreign Currencies                                                 5,945
                                                                  ----------
    Net Change in Unrealized Appreciation/Depreciation             1,922,702
                                                                  ----------
Net Loss on Investments                                           (1,531,601)
                                                                  ----------
Net Decrease in Net Assets Resulting from Operations             ($1,292,332)
                                                                  ==========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Strong International Stock Fund II
                                                                         ----------------------------------
                                                                         Six Months Ended     Year Ended
                                                                           June 30, 2002     Dec. 31, 2001
                                                                         ----------------    -------------
                                                                           (Unaudited)
Operations:
   Net Investment Income                                                   $    239,269      $    401,833
   Net Realized Loss                                                         (3,454,303)         (176,725)
   Net Change in Unrealized Appreciation/Depreciation                         1,922,702        (8,823,361)
                                                                           ------------      ------------
   Net Decrease in Net Assets Resulting from Operations                      (1,292,332)       (8,598,253)

Distributions:
   From Net Investment Income                                                  (858,593)               --
   From Net Realized Gains                                                           --        (1,694,630)
                                                                           ------------      ------------
   Total Distributions                                                         (858,593)       (1,694,630)

Capital Share Transactions:
   Proceeds from Shares Sold                                                123,286,843       307,210,352
   Proceeds from Reinvestment of Distributions                                  858,593         1,694,630
   Payment for Shares Redeemed                                             (121,623,811)     (320,792,428)
                                                                           ------------      ------------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions      2,521,625       (11,887,446)
                                                                           ------------      ------------
Total Increase (Decrease) in Net Assets                                         370,700       (22,180,329)

Net Assets:
   Beginning of Period                                                       32,537,625        54,717,954
                                                                           ------------      ------------
   End of Period                                                           $ 32,908,325      $ 32,537,625
                                                                           ------------      ------------

Transactions in Shares of the Fund:
   Sold                                                                      17,540,698        36,323,243
   Issued in Reinvestment of Distributions                                      121,786           193,672
   Redeemed                                                                 (17,201,951)      (37,665,252)
                                                                           ------------      ------------
   Net Increase (Decrease) in Shares of the Fund                                460,533        (1,148,337)
                                                                           ============      ============


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

1.   Organization

     Strong International Stock Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2002, approximately 93% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted and illiquid securities. The Fund held no restricted securities at June 30, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would

--------------------------------------------------------------------------------
June 20,2002 (Unaudited)

          be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Expense Offsets reported in the Statement of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the advisory agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     The amount payable to the Advisor at June 30, 2002, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees for the six months then ended, were $3,356, $21,524, $58,774 and $714, respectively.

4.   Expense Offsets

     The Strong International Stock Fund II had fees paid indirectly by Advisor and earnings credits of $58,774 and $11, respectively.

--------------------------------------------------------------------------------

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total net assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the period. At June 30, 2002, there were no borrowings by the Fund outstanding under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2002 were $10,318,732 and $10,838,025, respectively. There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2002.

7.   Income Tax Information

     At June 30, 2002, the cost of investments in securities for federal income tax purposes was $35,313,501. Net unrealized depreciation of securities was $2,833,459, consisting of gross unrealized appreciation and depreciation of $382,855 and $3,216,314, respectively. The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     At December 31, 2001, the Fund had a capital loss carryover for federal income tax purposes of $932,641 which expires in 2009.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG INTERNATIONAL STOCK FUND II
--------------------------------------------------------------------------------

                                                                                            Period Ended
                                                                   -------------------------------------------------------------
                                                                   June 30,   Dec. 31,   Dec. 31,   Dec. 31,  Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                       2002/(b)/    2001       2000       1999      1998      1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $7.44      $9.90      $16.37     $ 8.78     $9.32     $11.23

Income From Investment Operations:
  Net Investment Income (Loss)                                       0.06       0.09       (0.02)     (0.01)     0.03       0.06
  Net Realized and Unrealized Gains (Losses) on Investments         (0.49)     (2.23)      (6.45)      7.64     (0.46)     (1.50)
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  (0.43)     (2.14)      (6.47)      7.63     (0.43)     (1.44)

Less Distributions:
  From Net Investment Income                                        (0.21)        --          --      (0.04)    (0.11)     (0.06)
  In Excess of Net Investment Income                                   --         --          --         --        --      (0.12)
  From Net Realized Gains                                              --      (0.32)         --         --        --      (0.29)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               (0.21)     (0.32)         --      (0.04)    (0.11)     (0.47)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $6.80      $7.44      $ 9.90     $16.37     $8.78     $ 9.32
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      -5.9%     -22.1%      -39.5%     +87.2%     -4.8%     -13.5%
  Net Assets, End of Period (In Millions)                             $33        $33         $55       $125       $47        $60
  Ratio of Expenses to Average Net Assets Before Expense Offsets     1.2%*      1.5%        1.6%       1.3%      1.6%       1.5%
  Ratio of Expenses to Average Net Assets                            0.8%*      1.0%        1.2%       1.2%      1.6%       1.5%
  Ratio of Net Investment Income (Loss) to Average Net Assets        1.6%*      1.0%       (0.1%)     (0.2%)     0.3%       0.6%
  Portfolio Turnover Rate                                           37.4%     168.5%       96.6%      80.8%    255.2%     169.2%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).


                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 66 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT25410-0602


Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------


[STRONG LOGO]

                                                                     WH2184 0602